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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              813-00048
-----------------------------------------------------------------

                       GENERAL ELECTRIC S&S INCOME FUND
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3003, SUMMER STREET,STAMFORD, CONNECTICUT, 06904 7900
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3003, SUMMER STREET,STAMFORD,CONNECTICUT,06904 7900
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: 12/31/03
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                               GE [LOGO OMITTED]

                                                                     S&S PROGRAM


ANNUAL REPORT
     PROGRAM MUTUAL FUND
     INCOME FUND
DECEMBER 31, 2003

                                    CONTENTS

                                                                            PAGE
--------------------------------------------------------------------------------

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

   PROGRAM MUTUAL FUND ....................................................  1

   INCOME FUND ............................................................  7

NOTES TO PERFORMANCE ...................................................... 20

NOTES TO SCHEDULES OF INVESTMENTS ......................................... 21

FINANCIAL STATEMENTS
   Financial Highlights ................................................... 22
   Statements of Assets and Liabilities ................................... 24
   Statements of Operations ............................................... 25
   Statements of Changes in Net Assets .................................... 26
   Notes to Financial Statements .......................................... 27
INDEPENDENT AUDITORS' REPORT .............................................. 33
TAX INFORMATION ........................................................... 34
ADDITIONAL INFORMATION .................................................... 35
INVESTMENT TEAM ........................................................... 37

--------------------------------------------------------------------------------

Q&A

                                                      GE S&S PROGRAM MUTUAL FUND


DAVID CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT WITH GE ASSET MANAGEMENT RESPONSIBLE FOR MANAGING THE OVERALL U.S. EQUITY INVESTMENTS. HE JOINED GE IN 1980 AS PART OF THE GE FINANCIAL MANAGEMENT PROGRAM. DAVE IS A TRUSTEE OF THE GE PENSION TRUST, GE CANADA PENSION TRUST AND GE'S EMPLOYEE SAVINGS PLAN AS WELL AS CHAIRMAN OF GEAM'S ASSET ALLOCATION COMMITTEE. HE IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A BS IN FINANCE.


Q. HOW DID THE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2003?

A. The S&S Program Mutual Fund advanced 23.77% for the twelve-month period, while the S&P 500 benchmark advanced 28.73% over the same period. The Lipper peer group, consisting of 1,049 Large Cap Core funds, increased 25.59% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2003?

     A. Information Technology and Health Care stock selection were the main drivers of underperformance over the twelve months ended December 31, 2003. Despite a slight overweight in technology, almost half of the relative underperformance for the year is due to stock selection in this sector. Many of the smaller capitalization, more speculative, higher priced stocks did well over the year as investors discounted negative earnings and poor fundamentals in the hopes of catching the bounce off the bottom with these stocks. Conversely, higher quality, larger capitalization companies lagged in terms of performance over the year. In Health Care, negative news flow around dwindling product pipelines and onerous drug pricing legislation plagued the pharmaceutical stocks all year causing them to lag the market. In addition, several health care provider and equipment stocks that we owned in the portfolio suffered over the period.

     Q.   WHICH STOCKS IN PARTICULAR HURT PERFORMANCE IN THE TECHNOLOGY SECTOR?

     A. Within the Technology sector, Software, Communications Equipment, IT Services, Semiconductors, and Computers & Peripherals were the largest detractors. Software holdings such as Intuit (+13%), and Oracle (+22.5%) could not keep pace with peers such as Veritas (+134%), Computer Associates (+103%), Novell (+215%), and Siebel (+88%). Benchmark Communications equipment companies were up strongly in 2003, advancing 78%, and while our lone position in the industry was Cisco (+85%), we were underweight the industry due to poor visibility on fundamentals and this hurt relative performance. Many of the companies in this industry were smaller capitalization, more speculative companies such as Corning (+215%), Lucent (+125%), and Avaya (+428%), however, investors chose to bid these issues up in the hopes of catching the bottom of a progressing earnings recovery. The IT Services group advanced 17%, and while our portfolio holdings advanced 16%, it was not enough. First Data (+16%), Automatic Data (+2%), and Concord EFS (-6%) were the major contributors.


                                [Photo omitted]

                                                      GE S&S PROGRAM MUTUAL FUND

     Automatic Data has had a history of posting double-digit earnings but its growth prospects have been declining over the past year and we are assessing our stance on this investment in light of performance. Semi-conductors rallied significantly in 2003, with the benchmark industry up over 93% for the year. While we were cautious due to valuations and maintained a slight underweight, our portfolio holdings returned 91%, which was not enough to help relative returns. An underweight in Intel (+107%), and not owning Texas Instruments (+97%), Xilinx (+88%), Broadcom (+126%) and other smaller capitalization, more speculative companies hurt performance. Computers & Peripherals advanced more than 31% for the benchmark and our portfolio holdings advanced 24% and we were underweight the industry. For the most part, not owning stocks such as Network Appliance (+104%), and NCR Corp (+63%) hurt performance, whereas our holdings in IBM (+21%) and Dell (+27%) helped performance. Technology earnings should continue to benefit from a good economic recovery, signs of increased capital expenditure, and an improving PC cycle; however, valuations continue to be at the high end of historical levels, so cautious optimism is prudent.

Q.   WHICH STOCKS IN PARTICULAR HURT PERFORMANCE IN THE HEALTH CARE SECTOR?

A. Health Care relative underperformance for the year was primarily due to lagging stock performance in the health care provider and health care equipment industries. Health care providers Cardinal Health (+3.5%), Lincare (-4.9%), and our underweight Cigna (+44%) hurt performance. Health care equipment providers were up 32% for the benchmark, however, not owning many of these stocks hurt performance, as portfolio holdings were up only 16%. Not owning Boston Scientific (+73%), Guidant (+96%), or Zimmer (+70%) hurt performance. Pharmaceuticals lagged the market and, while our portfolio holdings kept pace with the benchmark holdings, the relative underperformance of the industry versus the market detracted from performance. In addition, having virtually no weight in biotechnology did not help as the industry posted gains of almost 27% for the year.

Q.   WERE THERE ANY MARKET TRENDS THAT CONTRIBUTED TO UNDERPERFORMANCE?

A. Yes. Many of the stocks that helped fuel the gains in the market were on average smaller in market capitalization, had higher expected growth rates, and were more expensive in terms of P/E ratio--companies losing money posted some of the best returns in 2003. This trend was evident starting in the second quarter as the market began to rally after the Iraq War was declared over. Interestingly, investor's penchant for investing in these stocks created a "quality" schism in the market. For example, larger capitalization companies were overlooked for smaller, expensive, risky stocks. Stocks with a beta greater than 2.0 (risky) were up 80% for the year 2003, whereas less risky stocks, that is, stocks with betas less than 2.0, were up a mere 25%--underperforming the S&P 500 by almost 4%! In addition, stocks with P/E ratios greater than 50, and those with a negative PE, advanced 72% for 2003, whereas stocks with P/E ratios less than 50 were up only 27%--again underperforming the S&P 500. If you classified stocks by S&P ratings (A, B, C, or N/A) where A is the highest quality and N/A is not available or not rated, the C's and N/A companies were up 44% and 41%, respectively, whereas the A's and B's were up only 24% and 32%, respectively. While this trend was challenging in 2003, many of these stocks have poor fundamentals and market history suggests that it is difficult to consistently post positive relative returns with this strategy.

                                                      GE S&S PROGRAM MUTUAL FUND

                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[Line graph omitted -- plot points as follows:]

                       GE S&S Program Mutual Fund               S&P 500 Index
12/93                            $10,000                           $10,000
12/94                              9,824                            10,130
12/95                             13,436                            13,929
12/96                             16,533                            17,148
12/97                             22,001                            22,856
12/98                             27,233                            29,416
12/99                             32,608                            35,613
12/00                             32,629                            32,343
12/01                             29,779                            28,490
12/02                             24,149                            22,193
12/03                             29,888                            28,569


                AVERAGE ANNUAL TOTAL RETURN
       FOR THE PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
----------------------------------------------
GE S&S Program
   Mutual Fund       23.77%     1.88%   11.57%

S&P 500 Index        28.73%    (0.58%)  11.07%




                               INVESTMENT PROFILE
A fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of U.S. companies.


                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/03
                            LARGE CAP CORE PEER GROUP

                                                  ONE      FIVE      TEN
                                                  YEAR     YEAR      YEAR

   Fund's rank in peer group: ..................   701       66       18

   Number of Funds in peer group: .............. 1,049      611      217

   Peer group average annual total return: ..... 25.59%   (1.75%)   8.78%

   Lipper categories in peer group: ............ LARGE CAP CORE

   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                    TOP TEN HOLDINGS
                 AS OF DECEMBER 31, 2003
                 AS A % OF MARKET VALUE
--------------------------------------------------
Citigroup Inc.                           4.42%
--------------------------------------------------
Pfizer Inc.                              4.11%
--------------------------------------------------
American International Group Inc.        3.33%
--------------------------------------------------
Microsoft Corp.                          3.02%
--------------------------------------------------
Exxon Mobil Corp.                        2.87%
--------------------------------------------------
First Data Corp.                         2.73%
--------------------------------------------------
Federal National Mortgage Assoc.         2.49%
--------------------------------------------------
Johnson & Johnson                        2.21%
--------------------------------------------------
Liberty Media Corp. (Series A)           2.04%
--------------------------------------------------
PepsiCo Inc.                             1.91%
--------------------------------------------------



SEE NOTES TO PERFORMANCE ON PAGE 20 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003

                           GE S&S PROGRAM MUTUAL FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $4,016,417
AS OF DECEMBER 31, 2003.



[Pie chart omitted -- plot points as follows:]



Financials                         22.9%
Information Technology             17.6%
Health Care                        13.1%
Consumer Discretionary             11.9%
Industrials                         8.8%
Consumer Staples                    8.2%
Energy                              6.9%
Telecommunication Services          3.2%
Short-Term Investments              3.0%
Materials                           2.9%
Utilities                           1.5%



                                   NUMBER
                                OF SHARES        VALUE
------------------------------------------------------------
COMMON STOCK -- 99.0%+
------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 12.1%

Carnival Corp. ...............    948,795 $     37,696
Catalina Marketing Corp. .....    378,219        7,625 (a,k)
Comcast Corp.
   (Class A Special) .........  2,441,567       76,372 (a)
Comcast Corp. (Class A) ......    208,735        6,861 (a)
eBay Inc. ....................    101,205        6,537 (a)
Gannett Co Inc. ..............     69,578        6,204
Harley-Davidson Inc. .........    244,790       11,635
Home Depot Inc. ..............  2,011,445       71,386
InterActiveCorp. .............     66,416        2,253 (a,k)
Liberty Media Corp.
   (Series A) ................  6,875,601       81,751 (a)
Lowe's Cos. Inc. .............    113,855        6,306
Omnicom Group ................    135,994       11,876
Target Corp. .................  1,514,000       58,138
Time Warner Inc. .............  1,265,061       22,758 (a)
UnitedGlobalCom Inc.
   (Class A) .................     88,554          751 (a,k)
Viacom Inc. (Class B) ........  1,380,180       61,252
Walt Disney Co. ..............    370,093        8,634
                                               478,035


                                   NUMBER
                                OF SHARES        VALUE
------------------------------------------------------------

CONSUMER STAPLES -- 8.4%

Altria Group Inc. ............    126,505 $      6,884
Anheuser-Busch Cos. Inc. .....    395,332       20,826
Avon Products Inc. ...........     56,927        3,842
Clorox Co. ...................    708,434       34,402
Colgate-Palmolive Co. ........    814,338       40,758
General Mills Inc. ...........    378,762       17,158 (k)
Kimberly-Clark Corp. .........    556,626       32,891
PepsiCo Inc. .................  1,644,578       76,670
Procter & Gamble Co. .........    287,801       28,746
Sara Lee Corp. ...............    300,451        6,523
Sysco Corp. ..................     76,384        2,844
Wal-Mart Stores Inc. .........  1,116,415       59,226
                                               330,770

ENERGY -- 7.0%

Baker Hughes Inc. ............    262,500        8,442
BP PLC. ADR ..................    142,036        7,009
Burlington Resources Inc. ....    599,959       33,226
Conoco Phillips ..............    585,090       38,364
Devon Energy Corp. ...........     72,407        4,146
EnCana Corp. .................    518,675       20,457
Exxon Mobil Corp. ............  2,814,759      115,405
Nabors Industries Ltd. .......    395,331       16,406 (a)
Schlumberger Ltd. ............    610,391       33,401
                                               276,856

FINANCIAL -- 23.4%

AFLAC Inc. ...................    278,313       10,069
Allstate Corp. ...............    646,316       27,805
American Express Co. .........    855,181       41,245
American International
   Group Inc. ................  2,016,718      133,668
Bank of America Corp. ........    407,800       32,799
Bank of New York Co Inc. .....    192,226        6,367
Bank One Corp. ...............    246,687       11,246
Berkshire Hathaway Inc.
   (Class B) .................      7,084       19,941 (a)
Citigroup Inc. ...............  3,653,810      177,356
Federal Home Loan
   Mortgage Corp. ............    215,060       12,542
Federal National
   Mortgage Assoc. ...........  1,331,729       99,960
FleetBoston Financial Corp. ..    290,964       12,701
Goldman Sachs Group Inc. .....     61,355        6,058
Hartford Financial Services
   Group Inc. ................    316,265       18,669
JP Morgan Chase & Co. ........    426,958       15,682
Lincoln National Corp. .......    294,126       11,874


-----------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003



                                   NUMBER
                                OF SHARES        VALUE
------------------------------------------------------------
Marsh & McLennan
   Cos. Inc. .................    989,909 $     47,407
Mellon Financial Corp. .......  1,018,374       32,700
Morgan Stanley ...............    373,193       21,597
Prudential Financial Inc. ....    265,663       11,097
SLM Corp. ....................    411,144       15,492
State Street Corp. ...........  1,027,861       53,531 (e)
Travelers Property Casualty
   Corp. (Class B) ...........    290,964        4,938
US BanCorp. ..................  1,005,722       29,950
Wachovia Corp. ...............    588,253       27,407
Wells Fargo & Co. ............    632,530       37,250
                                               919,351

HEALTHCARE -- 13.3%

Abbott Laboratories ..........  1,201,807       56,004
Amgen Inc. ...................    107,530        6,645 (a)
Cardinal Health Inc. .........    999,398       61,123
Cigna Corp. ..................     79,066        4,546
DENTSPLY International Inc. ..    316,265       14,286
HCA Inc. .....................     88,554        3,804
Johnson & Johnson ............  1,714,789       88,586
Lincare Holdings Inc. ........    834,938       25,073 (a)
Merck & Co Inc. ..............    354,218       16,365
Pfizer Inc. ..................  4,671,234      165,035
UnitedHealth Group Inc. ......    224,548       13,064
WebMD Corp. ..................    183,434        1,649 (a,k)
Wyeth ........................  1,623,705       68,926
                                               525,106

INDUSTRIALS -- 9.0%

Burlington Northern
   Santa Fe Corp. ............    411,145       13,301
Danaher Corp. ................    241,057       22,117 (k)
Deere & Co. ..................    385,843       25,099
Dover Corp. ..................    841,265       33,440
Eaton Corp. ..................    104,367       11,270
Emerson Electric Co. .........    126,506        8,191
Equifax Inc. .................    600,904       14,722
General Dynamics Corp. .......    253,012       22,870
Lockheed Martin Corp. ........    411,145       21,133
Northrop Grumman Corp. .......    205,571       19,653
Pitney Bowes Inc. ............    265,663       10,791
Raytheon Co. .................    189,758        5,700
3M Co. .......................    312,470       26,569
Union Pacific Corp. ..........    325,753       22,633
United Technologies Corp. ....    789,523       74,823
Waste Management Inc. ........    759,036       22,467
                                               354,779


                                   NUMBER
                                OF SHARES        VALUE
------------------------------------------------------------

INFORMATION TECHNOLOGY -- 18.0%

Analog Devices Inc. ..........    882,379  $    40,281
Applied Materials Inc. .......  1,192,319       26,768 (a)
Automatic Data
   Processing Inc. ...........    597,741       23,677
BMC Software Inc. ............    360,846        6,730 (a)
Certegy Inc. .................    601,798       19,739
Cisco Systems Inc. ...........  2,647,138       64,299 (a)
Dell Inc. ....................  1,182,832       40,169 (a)
EMC Corp. ....................    192,922        2,493 (a)
First Data Corp. .............  2,673,205      109,842
Hewlett-Packard Co. ..........    227,711        5,231
Intel Corp. ..................  1,951,355       62,834
International Business
   Machines Corp. ............    537,651       49,829
Intuit Inc. ..................    834,940       44,177 (a)
Microsoft Corp. ..............  4,408,734      121,416
Molex Inc. (Class A) .........  1,075,301       31,571
Oracle Corp. .................  2,650,301       34,984 (a)
Paychex Inc. .................    110,693        4,118
Unisys Corp. .................  1,056,325       15,686 (a)
Yahoo! Inc. ..................    120,181        5,429 (a)
                                               709,273

MATERIALS -- 3.0%

Alcoa Inc. ...................    442,771       16,825
Barrick Gold Corp. ...........    537,651       12,210
EI Du Pont de Nemours & Co. ..    126,506        5,805
Newmont Mining Corp. .........    455,422       22,138
Praxair Inc. .................    693,252       26,482
Rohm & Haas Co. ..............    316,265       13,507
Weyerhaeuser Co. .............    297,290       19,027
                                               115,994

TELECOMMUNICATION SERVICES -- 3.2%

AT&T Corp. ...................    442,771        8,988
SBC Communications Inc. ......    727,410       18,964
Verizon Communications Inc. ..  1,043,675       36,612
Vodafone Group PLC. ADR ......  2,492,168       62,404 (k)
                                               126,968

UTILITIES -- 1.6%

Dominion Resources Inc. ......    436,305       27,849
Entergy Corp. ................    240,361       13,732
Exelon Corp. .................    284,639       18,888
                                                60,469
TOTAL INVESTMENTS IN SECURITIES
   (COST $3,448,117) .........               3,897,601


------------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

          GE S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.0%
------------------------------------------------------------


REPURCHASE AGREEMENT -- 1.0%

State Street Bank and Trust Co.
   0.75% dated 12/31/03, to
   be repurchased at $40,631 on
   1/2/04, collateralized by
   $41,443 U.S. Treasury Bond,
   8.125% maturing 5/15/21
   (Cost $40,630) ............              $   40,630 (d)


                                NUMBER OF
                                   SHARES        VALUE
------------------------------------------------------------

State Street Navigator
   Securities Lending
   Prime Portfolio ........... 78,186,355       78,186 (e,l)
TOTAL SHORT-TERM INVESTMENTS
   (COST $118,816) ...........                 118,816

LIABILITIES IN EXCESS OF OTHER
   ASSETS, (2.0)% ............                 (77,143)
                                            ----------


NET ASSETS-- 100% ............              $3,939,274
                                            ==========


------------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

Q&A

                                                              GE S&S INCOME FUND

ROBERT MACDOUGALL IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE LEADS A TEAM THAT MANAGES THE OVERALL FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT, WHICH INCLUDES PAUL COLONNA, MARK DELANEY, AND BILL HEALEY. BOB JOINED GEAM IN 1986 AS VICE PRESIDENT. HE BECAME A SENIOR VICE PRESIDENT IN 1993 AND EXECUTIVE VICE PRESIDENT IN 1997. PRIOR TO JOINING GEAM, BOB HELD A VARIETY OF FINANCIAL MANAGEMENT POSITIONS WITHIN GE'S CORPORATE TREASURY AND FINANCIAL PLANNING DEPARTMENTS. BOB RECEIVED BOTH HIS MASTERS AND BACHELORS IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

BILL HEALEY IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED
ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

MARK DELANEY IS A VICE PRESIDENT FOR GEASSET MANAGEMENT.
HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS THE ASSISTANT INVESTMENT OFFICER FOR FIXED INCOME AT PERS OF OHIO. MARK ALSO WAS A SENIOR FIXED INCOME PORTFOLIO MANAGER WITH CRITERION INVESTMENT MANAGEMENT COMPANY AND SMITH GRAHAM AND CO.

PAUL COLONNA IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.



Q. HOW DID THE S&S INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2003?

A. The S&S Income Fund posted a total return of 4.29%, compared to a total return of 4.10% for the Lehman Brothers Aggregate Bond Index. The Lipper peer group, consisting of 427 Intermediate Investment Grade Debt funds, returned 4.54% for the same period.


PICTURED  BY ROW FROM LEFT TO RIGHT: ROBERT MACDOUGALL,
BILL HEALEY, MARK DELANEY AND PAUL COLONNA.



[PHOTO OF ROBERT MACDOUGALL, BILL HEALEY, MARK DELANEY AND PAUL COLONNA OMITTED]

                                                              GE S&S INCOME FUND


Q. HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE OVER THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2003?

A. Interest rates fell to 45-year lows mid-year as the Federal Reserve lowered the federal funds rate to 1%, fearing deflation would be brought about by weak growth. However, interest rates rose in the second half, finishing the year higher, as the U.S. economy rebounded strongly in the third and fourth quarters. Two, ten and thirty-year Treasury yields ended the twelve-month period at 1.82%, 4.25% and 5.07% respectively. Treasury returns were slightly positive, attributable to coupon income, as prices of securities with greater than two years to maturity declined during the period. Corporate bonds were the star performers as stronger fundamentals, fewer corporate governance and accounting-related scandals and a declining downgrade/upgrade ratio contributed to a narrowing of corporate bond spreads, having a positive affect on Fund performance. Mortgage-backed security performance suffered during the year as prepayments hit historical highs in May and then fell precipitously in July as rates backed up, causing duration extensions and spread widening. The market finished the year with the fed funds rate at 1% and the Fed on hold for the foreseeable future against a backdrop of economic recovery and low inflation.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Security selection within the corporate and mortgage-backed sectors was the main positive contributor in 2003. Emphasis on lower quality corporate issuers and pool-specific Mortgage Backed Securities with above-market coupons enhanced portfolio yield and returns during the year. An opportunistic trade into German bunds from U.S. Treasuries early in the year performed well, as the value of the U.S. dollar declined relative to the Euro. The relative overweight in commercial Mortgage-backed securities also contributed positively. However, our tactical duration positioning throughout the year negatively impacted relative return.

                                                              GE S&S INCOME FUND

                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[Line graph omitted -- plot points as follows:]


                     GE S&S Income Fund                    LB Aggregate
12/93                      $10,000                          $10,000
12/94                        9,750                            9,708
12/95                       11,537                           11,502
12/96                       12,025                           11,919
12/97                       13,172                           13,070
12/98                       14,291                           14,206
12/99                       14,159                           14,089
12/00                       15,729                           15,727
12/01                       17,028                           17,055
12/02                       18,803                           18,804
12/03                       19,609                           19,575


                AVERAGE ANNUAL TOTAL RETURN
       FOR THE PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------

                      ONE      FIVE       TEN
                     YEAR      YEAR      YEAR
----------------------------------------------

GE S&S Income Fund   4.29%      6.53%    6.97%


LB Aggregate         4.10%      6.62%    6.95%






                               INVESTMENT PROFILE
A fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade debt securities.


                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/03
                  INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP

                                                 ONE     FIVE      TEN
                                                YEAR     YEAR     YEAR

   Fund's rank in peer group: .................  193       45       13

   Number of Funds in peer group: .............  427      230      101

   Peer group average annual total return: .... 4.54%    5.82%    6.17%

   Lipper categories in peer group: ........... INTERMEDIATE INVESTMENT
                                                GRADE DEBT PEER GROUP


   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


   QUALITY RATINGS AS OF DECEMBER 31, 2003
           AS A % OF MARKET VALUE
----------------------------------------------
MOODY'S/S&P/                     PERCENTAGE OF
FITCH RATING+                     MARKET VALUE
----------------------------------------------
Aaa / AAA                               75.98%
----------------------------------------------
Aa / AA                                  4.67%
----------------------------------------------
A / A                                    7.96%
----------------------------------------------
Baa / BBB                               11.01%
----------------------------------------------
NR / Other                               0.38%
----------------------------------------------

+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.





SEE NOTES TO PERFORMANCE ON PAGE 20 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003

                               GE S&S INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $3,295,410
AS OF DECEMBER 31, 2003.


[Pie chart omitted -- plot points as follows:]


Asset-Backed            52.6%
Corporate Notes         20.9%
Short-Term & Others     14.3%
U.S.Treasuries           8.1%
Federal Agencies         4.1%


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
BONDS AND NOTES -- 110.0%+
------------------------------------------------------------


U.S. TREASURIES -- 10.2%

U.S. Treasury Bonds
5.50%      08/15/28 ..........    $60,455  $    62,966(h)
7.25%      05/15/16 ..........     45,100       56,255(h)
8.13%      08/15/19 - 08/15/21     59,285       80,375(h)
10.63%     08/15/15 ..........        200          311(h)
                                               199,907
U.S. Treasury Notes
1.63%      10/31/05 ..........     10,815       10,798(k)
2.00%      08/31/05 ..........     32,105       32,311(k)
3.13%      10/15/08 ..........        290          289(k)
4.25%      11/15/13 ..........     10,155       10,144(k)
6.50%      02/15/10 ..........     11,485       13,345(h)
                                                66,887
TOTAL U.S.TREASURIES
   (COST $259,962) ...........                 266,794

FEDERAL AGENCIES -- 5.2%

Federal Home Loan
   Bank System
2.50%      12/15/05 ..........     21,080       21,291(k)


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Federal Home Loan
   Mortgage Corp.
4.75%      12/08/10 ..........   $ 18,805 $     19,002(h)
5.00%      07/30/09 ..........      9,690        9,847(h)
5.25%      01/15/06 ..........     22,790       24,238(h)
7.00%      01/30/34 ..........      3,215        2,459
                                                55,546
Federal National Mortgage Assoc.
2.88%      05/19/08 ..........     28,785       28,067(k)
3.75%      09/15/08 ..........     19,295       19,285(h)
4.38%      07/17/13 ..........     10,445        9,991(h)
                                                57,343
TOTAL FEDERAL AGENCIES
   (COST $132,210) ...........                 134,180

AGENCY MORTGAGE-BACKED -- 33.8%

Federal Home Loan Mortgage Corp.
5.00%      04/01/13                 6,087        6,363
6.00%      08/01/17 - 11/01/33     12,391       12,830
6.50%      01/01/27 - 10/01/33      2,788        2,920
7.00%      10/01/16 - 09/01/32      3,644        3,858
7.50%      11/01/09 - 09/01/33      7,930        8,460
8.00%      6/1/1930 - 11/01/30         87           95
8.50%      04/01/30 - 05/01/30        111          119
9.00%      05/01/16 - 11/01/16        714          792
                                                35,437
Federal National Mortgage Assoc.
5.50%      01/01/14 - 08/01/33     24,473       25,283
6.00%      2/1/2014 - 11/01/33     45,965       47,581
6.50%      01/01/14 - 12/01/33     21,346       22,478
7.00%      08/01/13 - 09/01/33     30,655       32,487
7.50%      12/01/09 - 10/01/33     29,869       31,881
8.00%      12/01/11 - 01/01/33     14,957       16,107
8.50%      04/01/30 - 11/01/31      5,189        5,580
9.00%      02/01/09 - 12/01/22      9,690       10,668
5.00%      TBA ...............    211,765      214,210(c)
5.50%      TBA ...............    150,576      152,749(c)
6.50%      TBA ...............    164,550      172,058(c)
                                               731,082
Government National
   Mortgage Assoc.
4.38%      05/20/21 - 04/20/24         93           95(i)
5.63%      11/20/21 - 10/20/25         45           46(i)
5.75%      08/20/23 - 09/20/24         74           75(i)
6.00%      04/15/33 - 07/15/33      7,616        7,932

---------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
6.50%      01/15/24 - 05/15/33    $14,382  $    15,220
7.00%      03/15/12 - 04/15/28      9,608       10,299
7.50%      10/15/22 - 10/15/28      5,148        5,525
8.00%      10/15/29 - 06/15/30         77           84
8.50%      10/15/17 ..........      2,271        2,518
9.00%      11/15/16 - 12/15/21      6,156        6,854
5.00%      TBA ...............     70,000       69,344(c)
                                               117,992
TOTAL AGENCY MORTGAGE-BACKED
   (COST $872,097) ...........                 884,511

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.1%

Collateralized Mortgage
   Obligation Trust
2.47%      11/01/18 ..........      1,071        1,069(d,f)

Federal Home Loan
   Mortgage Corp.
4.00%      10/15/27 ..........      6,827        6,758
4.50%      03/15/18 ..........      7,490        1,111(g)
5.00%      07/15/14 - 07/15/31     19,297        2,879(g)
5.50%      04/15/17 - 06/15/33     12,787        2,344(g)
6.25%      01/15/23 ..........        697          708
6.38%      05/25/43 ..........     21,727        2,648(g,i)
6.98%      05/25/43 ..........     11,743        1,431(g,i)
7.50%      01/15/16 - 07/15/27      1,887        1,813
8.00%      04/15/20 ..........        769          801
8.64%      12/15/33 ..........      1,970        1,701(i)
12.72%     06/15/33 ..........     12,118       12,484(i)
17.99%     05/15/31 ..........      1,960        2,197(i)
                                                36,875
Federal Home Loan Mortgage
   Corp. STRIPS
8.00%      03/01/23 - 07/01/24        729          133(g)

Federal Home Loan
   Mortgage STRIPS
4.76%      08/01/27 ..........        183          163(d,f)

Federal National
   Mortgage Assoc.
1.18%      12/25/42 ..........     13,107          490(g,i)
2.24%      06/25/43 ..........     65,061        4,697(g,i)
4.00%      08/25/17 - 02/25/28     42,704       42,170
5.00%      08/25/17 ..........      3,281          471(g)
5.19%      08/25/43 ..........      3,450        3,562
5.50%      09/25/13 - 01/25/27      8,142        2,223


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
5.88%      10/25/29 ..........   $ 10,232 $      1,532(g,i)
5.96%      02/25/31 ..........     10,185        1,061(g,i)
6.36%      05/25/18 ..........      4,440          582(g,i)
6.46%      05/25/42 - 09/25/42    125,299       17,134(g,i)
6.51%      04/25/17 - 10/25/17     24,265        3,080(g,i)
6.56%      08/25/16 ..........      8,868          928(g,i)
6.98%      06/25/42 ..........     15,309        2,052(g,i)
7.50%      11/25/31 - 07/25/41      6,184        6,741
8.00%      07/25/14 ..........      5,941        6,404
11.92%     09/25/31 ..........      6,299        6,478(i)
12.76%     05/25/17 - 12/25/17     13,844       14,957(i)
16.41%     09/25/08 ..........        390          397(i)
16.46%     03/25/17 ..........      4,100        4,611(i)
18.09%     04/25/32 ..........      2,483        2,791(i)
                                               122,361

Federal National Mortgage
   Assoc. STRIPS
7.50%      11/01/23 - 01/01/24      6,767        1,281(g)
8.00%      08/01/23 - 07/01/24      1,620          306(g)
8.50%      03/01/17 - 07/25/22      2,420          431(g)
9.00%      05/25/22 ..........        744          156(g)
                                                 2,174

Federal National
   Mortgage REMIC
2.00%      06/25/43                92,392        5,601(g,i)
7.50%      02/25/41                 2,866        3,124
14.10%     03/25/31                10,562       11,074(i)
                                                19,799

Federal National Mortgage
   REMIC (Class B)
5.86%      12/25/22 ..........        728          609(d,f)

Federal National Mortgage
   REMIC (Class J)
1080.91%   03/25/22 ..........          1           17(g)

Federal National Mortgage
   REMIC (Class K)
1008.00%   05/25/22 ..........          1           23(g)

FHLMC Structured Pass
   Through Securities
9.12%      09/25/43 ..........     64,571        1,130(d,g,i)

Government National
   Mortgage Assoc.
18.10%     03/17/31 ..........      1,000        1,084(i)

-----------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

                  GE S&S INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003



                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Vendee Mortgage Trust
5.75%      05/15/33 ..........    $31,978$       1,279(d,g,i)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $196,866) ...........                 186,716

ASSET-BACKED -- 18.0%

American Express Credit Account
   Master Trust (Class A)
1.20%      02/15/08 ..........      7,000        7,000(i,l)
1.28%      12/15/08 ..........      4,250        4,259(i)
1.30%      04/15/08 - 09/15/08     13,793       13,822(i)
1.69%      01/15/09 ..........      2,300        2,258
American Express Master
   Trust (Class A)
1.21%      05/15/06 ..........      5,000        5,001(i)
AmeriCredit Automobile
   Receivables Trust
1.32%      04/12/06 ..........      1,580        1,581(i,l)
1.41%      12/12/07 ..........      6,160        6,163(i,l)
Bank One Issuance Trust
1.21%      10/15/08 ..........     10,000       10,004(i)
3.59%      05/17/10 ..........      1,080        1,096
3.76%      08/15/08 ..........      4,500        4,581
Bank One Issuance Trust
   (Class A)
1.27%      12/15/10 ..........      9,500        9,512(i)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
1.49%      01/25/34 ..........      5,333        5,333(i)
BMW Vehicle Owner Trust
   (Class B)
2.93%      03/25/09 ..........      2,500        2,508
Capital Auto Receivables
   Asset Trust
1.25%      04/17/06 ..........      3,200        3,202(i)
Capital One Prime Auto
   Receivables Trust
1.24%      09/17/07 ..........      4,200        4,202(i)
Carco Auto Loan Master Trust
1.23%      11/15/06 ..........     11,500       11,501(i)
CDC Mortgage Capital Trust
1.45%      08/25/33 ..........      1,443        1,442(i,l)
CDC Mortgage Capital
   Trust (Class A)
1.63%      03/25/33 ..........      2,989        2,998(i,l)


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
hase Credit Card Master
   Trust (Class A)
1.22%      03/17/08 ..........  $   7,300 $      7,303(i)
1.27%      07/15/10 ..........      7,000        7,009(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
2.34%      04/25/24 ..........      3,000        2,957
2.73%      05/25/36 ..........      5,464        5,416
3.34%      05/25/26 ..........      6,438        6,438
5.43%      12/25/32 ..........      1,674        1,647
5.75%      05/25/32 ..........        429          408
Chase Manhattan Auto
   Owner Trust
2.57%      02/16/10 ..........     13,685       13,622
Citibank Credit Card
   Issuance Trust
1.21%      09/17/07 - 12/17/07     13,500       13,502(i)
1.22%      03/20/09 ..........     12,000       12,016(i,l)
1.48%      03/07/08 ..........      7,661        7,674(i)
2.50%      04/07/08 ..........      8,659        8,685
2.70%      01/15/08 ..........      5,000        5,047
4.45%      04/07/10 ..........      3,078        3,117
5.65%      06/16/08 ..........     10,265       11,027
6.65%      05/15/08 ..........      1,000        1,081
Citibank Credit Card Master
   Trust I (Class A)
5.88%      03/10/11 ..........      3,000        3,287
Countrywide Asset-Backed
   Certificates
1.39%      07/25/31 ..........      2,043        2,043(i)
1.40%      05/25/32 ..........      1,269        1,269(i)
1.42%      06/25/33 ..........      3,922        3,921(i,l)
Countrywide Asset-Backed
   Certificates (Class A)
1.42%      08/25/32 ..........      2,059        2,060(i)
1.45%      04/25/32 ..........      1,163        1,164(i)
Daimler Chrysler Auto Trust
2.86%      03/09/09 ..........      6,540        6,554
Daimler Chrysler Master Owner
   Trust (Class A)
1.21%      02/15/08 ..........      2,000        2,001(i)
Discover Card Master
   Trust I (Class A)
1.31%      09/15/08 ..........      2,000        2,005(i)
1.34%      09/18/07 - 11/15/07     22,385       22,419(i)


---------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Federal National
   Mortgage Assoc.
3.95%      12/26/31 ..........   $  4,000  $     4,088
First USA Credit Card Master
   Trust (Class A)
1.29%      11/19/08 ..........     12,700       12,731(i)
1.30%      05/17/10 ..........      6,000        6,020(i)
Fleet Credit Card Master
   Trust II (Class A)
1.30%      04/15/10 ..........      8,000        8,018(i)
2.40%      07/15/08 ..........      3,179        3,191
5.60%      12/15/08 ..........        750          793
Fleet Home Equity Loan
   Trust (Class A)
1.40%      01/20/33 ..........      6,736        6,731(i)
Ford Credit Auto Owner
   Trust (Class B)
4.79%      11/15/06 ..........      2,000        2,073
Green Tree Financial Corp.
6.90%      04/15/18 ..........        380          385
Household Automotive Trust
1.34%      06/18/07 ..........      3,000        3,004(i,l)
1.45%      07/17/09 ..........      8,500        8,528(i)
Household Credit Card Master
   Note Trust I (Class A)
1.25%      03/15/07 ..........      4,600        4,600(i)
Long Beach Mortgage
   Loan Trust
1.46%      05/25/32 ..........      2,381        2,383(i)
1.58%      11/26/32 ..........      6,104        6,118(i)
M&I Auto Loan Trust
2.97%      04/20/09 ..........      2,460        2,468
MBNA Credit Card Master Note
   Trust (Class C)
4.05%      01/15/08 ..........      1,904        1,948
MBNA Master Credit Card Trust
   USA (Class A)
1.28%      12/17/07 ..........     11,190       11,204(i,l)
1.42%      08/15/08 ..........      4,000        4,020(i)
Mellon Bank Premium Finance
   Loan Master trust (Class A)
1.35%      06/15/06 ..........      5,000        5,000(i)
Merrill Lynch Home Equity Loan
1.32%      09/25/27 ..........        724          722(i)
Mid-State Trust
7.54%      07/01/35 ..........      1,483        1,505


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
National City Credit Card
   Master Trust (Class A)
1.31%      08/15/07 ..........   $  5,000 $      5,008(i,l)
Nissan Auto Receivables
   Owner Trust
2.05%      03/16/09 ..........      2,500        2,446
2.61%      07/15/08 ..........      4,975        4,980
3.21%      03/16/09 ..........      5,400        5,429
Peco Energy Transition Trust
6.52%      12/31/10 ..........      2,219        2,504
Residential Asset Mortgage
   Products Inc.
1.42%      06/25/32 ..........      2,522        2,524(i)
Residential Asset Securities Corp.
1.20%      11/25/20 ..........      4,234        4,233(i,l)
1.39%      07/25/32 ..........      6,908        6,910(i)
1.41%      06/25/33 ..........     13,763       13,749(i)
2.66%      11/25/28 ..........      1,995        1,987
3.32%      03/25/29 ..........      1,605        1,606
Saxon Asset Securities Trust
1.54%      12/25/32 ..........      6,584        6,594(i)
Sears Credit Account Master
   Trust (Class A)
1.27%      06/16/08 ..........     11,000       10,997(i,l)
1.29%      08/18/09 ..........      4,000        3,996(i)
1.54%      11/17/09 ..........      3,000        3,002(i,l)
SLM Student Loan Trust
2.99%      12/15/22 ..........      9,730        9,724(b)
Superior Wholesale Inventory
   Financing Trust
1.25%      01/16/06 - 03/15/06     36,500       36,503(i)
West Penn Funding LLC
   Transition Bonds
6.81%      09/25/08 ..........      2,384        2,547
TOTAL ASSET-BACKED
   (COST $470,423)                             470,404

CORPORATE NOTES -- 26.4%

Alabama Power Co.
5.70%      02/15/33 ..........      1,250        1,210
Alabama Power Co. (Series V)
5.60%      03/15/33 ..........      2,090        1,994
Albertson's Inc.
7.45%      08/01/29 ..........      2,800        3,051
Allstate Financial Global Funding
5.25%      02/01/07 ..........      4,385        4,671(b)


---------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

                  GE S&S INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Amerada Hess Corp.
7.30%      08/15/31 ..........     $3,255 $      3,372
AmerenUE
5.10%      08/01/18 ..........      2,740        2,695
American Electric Power
   Co Inc. (Series D)
5.25%      06/01/15 ..........      3,150        3,080
American Express Credit Corp.
1.25%      12/15/06 ..........      2,500        2,498(i)
American General Finance Corp.
1.34%      11/15/06 ..........      4,000        3,998(i)
American Honda Finance Corp.
1.35%      08/15/06 ..........      5,925        5,928(b,i)
American Standard Inc.
7.38%      04/15/05 ..........      3,160        3,334
Anadarko Petroleum Corp.
5.00%      10/01/12 ..........      2,180        2,198
Appalachian Power Co. (Series E)
4.80%      06/15/05 ..........      2,675        2,775
Appalachian Power Co. (Series G)
3.60%      05/15/08 ..........      1,630        1,609
Arizona Public Service Co.
5.63%      05/15/33 ..........      1,470        1,369
AT&T Corp.
8.05%      11/15/11 ..........      4,720        5,421(m)
Banco Bradesco S.A.
8.75%      10/24/13 ..........      3,225        3,370(b)
Bank of America Corp.
3.88%      01/15/08 ..........      1,070        1,091
7.40%      01/15/11 ..........      1,045        1,224
Bank One Corp.
6.50%      02/01/06 ..........      6,345        6,883
BB&T Corp.
4.75%      10/01/12 ..........      1,365        1,359
6.38%      06/30/25 ..........      2,745        2,928(i)
Bear Stearns Cos. Inc.
5.70%      01/15/07 ..........      2,295        2,476
Belo Corp.
8.00%      11/01/08 ..........      2,175        2,561
British Sky Broadcasting PLC.
6.88%      02/23/09 ..........      3,165        3,553
British Telecommunications PLC.
8.38%      12/15/10 ..........      1,940        2,360(m)
Cadbury Schweppes
   US Finance LLC
5.13%      10/01/13 ..........      2,115        2,101(b)
Camden Property Trust
5.38%      12/15/13 ..........      3,270        3,285


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Campbell Soup Co.
5.50%      03/15/07 ..........     $2,725 $      2,935
Carolina Power & Light Co.
6.13%      09/15/33 ..........      2,275        2,320
Cendant Corp.
6.25%      01/15/08 ..........      4,090        4,445
Cia Brasileira de Bebidas
8.75%      09/15/13 ..........      4,290        4,580(b)
Citigroup Inc.
7.25%      10/01/10 ..........      4,950        5,758
City National Corp.
5.13%      02/15/13 ..........      2,325        2,310
Comcast Cable Communications
6.38%      01/30/06 ..........      3,145        3,382
Comcast Corp.
5.50%      03/15/11 ..........      2,635        2,739
5.85%      01/15/10 ..........      6,215        6,643
ConAgra Foods Inc.
6.00%      09/15/06 ..........      3,250        3,510
Conoco Phillips Holding Co.
6.95%      04/15/29 ..........      1,790        2,032
Consolidated Edison Co
   of New York
5.63%      07/01/12 ..........      4,075        4,318
Consolidated Natural Gas Co
5.38%      11/01/06 ..........      1,990        2,120
Countrywide Home Loans Inc.
5.63%      05/15/07 ..........      2,035        2,190
COX Enterprises Inc.
8.00%      02/15/07 ..........      2,610        2,987(b)
CSX Corp.
5.50%      08/01/13 ..........      2,865        2,926
7.25%      05/01/04 ..........      1,215        1,237
DaimlerChrysler NA
   Holding Corp.
6.50%      11/15/13 ..........      6,935        7,299
Delhaize America Inc.
7.38%      04/15/06 ..........      2,110        2,268
Deutsche Telekom International
   Finance BV
5.25%      07/22/13 ..........      6,240        6,285
Devon Financing Corp. ULC
7.88%      09/30/31 ..........      2,835        3,390
Dominion Resources Inc.
   (Series A)
2.80%      02/15/05 ..........      2,230        2,253




---------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Dominion Resources Inc.
   (Series B)
4.13%      02/15/08 ..........     $3,330 $      3,361
Domtar Inc.
7.88%      10/15/11 ..........      2,660        3,127
Duke Energy Corp.
4.50%      04/01/10 ..........      1,785        1,786
5.38%      01/01/09 ..........      2,805        2,949
El Paso Electric Co. (Series D)
8.90%      02/01/06 ..........      4,335        4,815
EOP Operating LP
7.25%      02/15/18 ..........      4,200        4,745
7.75%      11/15/07 ..........      2,605        2,964
Equitable Resources Inc.
5.15%      11/15/12 ..........      2,790        2,868
ERP Operating LP
6.63%      03/15/12 ..........      7,090        7,850
European Investment Bank
4.63%      03/01/07 ..........        140          148
FirstEnergy Corp. (Series A)
5.50%      11/15/06 ..........      3,250        3,363
Ford Motor Co.
7.45%      07/16/31 ..........      4,822        4,849
Ford Motor Credit Co.
5.63%      10/01/08 ..........      5,355        5,493(k)
7.38%      10/28/09 ..........      4,655        5,102
FPL Group Capital Inc.
7.38%      06/01/09 ..........      5,700        6,624
Fred Meyer Inc. Holding Co.
7.38%      03/01/05 ..........      2,670        2,836
General Mills Inc.
3.88%      11/30/07 ..........      2,035        2,067
5.13%      02/15/07 ..........      4,290        4,554
General Motors Acceptance Corp.
1.88%      01/20/04 ..........      9,000        9,002(i,l)
4.15%      02/07/05 ..........      3,725        3,800
6.83%      12/01/12 ..........      5,250        2,889(d)
6.88%      09/15/11 - 08/28/12      7,260        7,808
7.25%      03/02/11 ..........        540          593
General Motors Corp.
7.20%      01/15/11 ..........      2,140        2,335(k)
Georgia Power Co.
4.88%      07/15/07 ..........      3,565        3,755
Golden West Financial Corp.
4.75%      10/01/12 ..........      2,735        2,726
Goldman Sachs Group Inc.
1.34%      08/18/06 ..........      6,120        6,131(i)


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
4.13%      01/15/08 ..........     $1,855 $      1,900
6.60%      01/15/12 ..........      4,165        4,642
HBOS PLC.
3.13%      01/12/07 ..........      4,385        4,420(b)
HCA Inc.
5.25%      11/06/08 ..........      3,275        3,338
7.50%      11/06/33 ..........      1,530        1,595
Highmark Inc.
6.80%      08/15/13 ..........      2,150        2,336(b)
Household Finance Corp.
2.67%      12/16/04 ..........      3,500        3,551(i)
3.38%      02/21/06 ..........      1,670        1,700
6.38%      10/15/11 - 11/27/12      5,785        6,358
6.50%      01/24/06 ..........      7,115        7,698
HSBC Capital Funding LP
4.61%      12/13/49 ..........      5,370        5,059(b,i)
9.55%      12/31/49 ..........      3,380        4,295(b,i,m)
Hudson United Bank
7.00%      05/15/12 ..........      4,375        4,900
Humana Inc.
6.30%      08/01/18 ..........      2,175        2,307
Huntington National Bank
2.75%      10/16/06 ..........      2,785        2,777
Hydro Quebec
8.25%      04/15/26 ..........      3,680        4,877
International Business
   Machines Corp.
1.30%      09/10/04 ..........      3,000        3,003(i)
International Lease
   Finance Corp.
2.45%      07/15/05 ..........      4,100        4,177(i,l)
International Paper Co.
6.75%      09/01/11 ..........      1,860        2,061
John Deere Capital Corp.
4.13%      07/15/05 ..........      5,010        5,175
John Hancock Funds
6.50%      03/01/11 ..........      2,660        2,952(b)
John Hancock Global
   Funding II
5.63%      06/27/06 ..........      4,810        5,149(b)
Kellogg Co. (Series B)
7.45%      04/01/31 ..........      5,175        6,103
KeyCorp
4.63%      05/16/05 ..........      6,255        6,486
KFW International Finance
4.75%      01/24/07 ..........      3,915        4,156


---------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

                  GE S&S INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Kinder Morgan Energy
   Partners LP
7.75%      03/15/32 ..........     $2,230 $      2,660
Kinder Morgan Inc.
6.50%      09/01/12 ..........      2,795        3,063
Kraft Foods Inc.
5.25%      06/01/07 ..........      4,270        4,541
Kroger Co.
7.65%      04/15/07 ..........      3,310        3,745
Lockheed Martin Corp.
8.50%      12/01/29 ..........      9,030       11,773
Masco Corp.
5.88%      07/15/12 ..........      3,605        3,844
6.75%      03/15/06 ..........      3,040        3,316
May Department Stores Co.
8.50%      06/01/19 ..........      1,260        1,572
Merrill Lynch & Co Inc.
3.38%      09/14/07 ..........      3,325        3,368
Metropolitan Life Global
   Funding I
4.75%      06/20/07 ..........      4,165        4,457(b)
Midamerican Energy
   Holdings Co.
3.50%      05/15/08 ..........      3,160        3,100
Monumental Global Funding III
   (Series A)
5.20%      01/30/07 ..........      3,165        3,367(b)
Morgan Stanley
4.25%      05/15/10 ..........      2,445        2,440
National Rural Utilities
   Cooperative Finance Corp.
6.00%      05/15/06 ..........      8,580        9,258
Nationwide Building Society
1.29%      12/11/06 ..........      5,000        5,001(b,i)
NB Capital Trust IV
8.25%      04/15/27 ..........      4,160        4,826
Nisource Finance Corp.
5.40%      07/15/14 ..........      4,190        4,236
Noble Energy Inc.
8.00%      04/01/27 ..........      1,880        2,187
Nordic Investment Bank
2.75%      01/11/06 ..........      1,885        1,913
Norfolk Southern Corp.
6.00%      04/30/08 ..........        475          520
Norsk Hydro ASA
7.25%      09/23/27 ..........      2,695        3,163
Northeast Utilities (Series B)
3.30%      06/01/08 ..........      2,105        2,036


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Ocean Energy Inc.
4.38%      10/01/07 ..........     $2,725 $      2,801
Ohio Power Co. (Series E)
6.60%      02/15/33 ..........      1,120        1,203
Oncor Electric Delivery Co.
7.25%      01/15/33 ..........      1,120        1,277
Pall Corp.
6.00%      08/01/12 ..........      2,785        2,877(b)
Panhandle Eastern Pipe Line
4.80%      08/15/08 ..........      3,270        3,334(b)
Pemex Finance Ltd.
9.03%      02/15/11 ..........      5,490        6,496
Pemex Project Funding
   Master Trust
7.38%      12/15/14 ..........      5,290        5,647
Pepco Holdings Inc.
5.50%      08/15/07 ..........      3,385        3,617
Petrobras International
   Finance Co.
8.38%      12/10/18 ..........      2,165        2,225
Petro-Canada
5.35%      07/15/33 ..........      1,795        1,593
Petroleos Mexicanos
9.50%      09/15/27 ..........      4,830        5,796
PP&L Capital Funding Inc.
7.75%      04/15/05 ..........      3,250        3,464
Precision Castparts Corp.
5.60%      12/15/13 ..........      1,530        1,544(b)
Principal Life Global Funding I
5.25%      01/15/13 ..........      2,790        2,826(b)
Procter & Gamble - ESOP
   (Series A)
9.36%      01/01/21 ..........      4,260        5,758
Progress Energy Inc.
5.85%      10/30/08 ..........      2,680        2,886
7.75%      03/01/31 ..........      2,930        3,444
Progressive Corp.
6.25%      12/01/32 ..........      2,085        2,182
PSI Energy Inc.
6.65%      06/15/06 ..........      2,235        2,424
Public Service Co of
   New Mexico
4.40%      09/15/08 ..........      3,315        3,346
Public Service Electric & Gas
5.00%      01/01/13 ..........      2,735        2,759
Puget Energy Inc.
3.36%      06/01/08 ..........      2,120        2,054


-----------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Pulte Homes Inc.
7.88%      08/01/11 ..........     $2,210 $      2,602
Quest Diagnostics
6.75%      07/12/06 ..........      1,780        1,945
Royal Bank of Scotland
   Group PLC.
7.65%      08/31/49 ..........      1,915        2,271(i)
8.82%      03/31/49 ..........      4,885        5,290
9.12%      03/31/49 ..........      2,600        3,247
Safeco Corp.
4.20%      02/01/08 ..........      1,115        1,126
Shurgard Storage Centers Inc.
5.88%      03/15/13 ..........      3,560        3,696
Simon Property Group LP
6.75%      07/15/04 ..........      2,780        2,852
Southtrust Bank NA
7.00%      11/15/08 ..........      1,390        1,589
Sprint Capital Corp.
6.13%      11/15/08 ..........      2,715        2,887
7.63%      01/30/11 ..........      4,315        4,838
8.38%      03/15/12 ..........      3,155        3,676
8.75%      03/15/32 ..........      2,145        2,537
Suncor Energy Inc.
5.95%      12/01/34 ..........      3,260        3,250
Synovus Financial Corp.
4.88%      02/15/13 ..........      1,865        1,841
Tele Norte Leste
   Participacoes S.A.
8.00%      12/18/13 ..........      2,390        2,348(b)
Telecom Italia Capital S.A.
   (Series C)
6.38%      11/15/33 ..........      3,135        3,152(b)
Telefonos de Mexico SA de C.V.
4.50%      11/19/08 ..........      2,170        2,174(b)
8.25%      01/26/06 ..........      4,320        4,776
TELUS Corp.
7.50%      06/01/07 ..........      4,015        4,493
Textron Inc.
4.50%      08/01/10 ..........      3,155        3,178
Time Warner Cos. Inc.
7.57%      02/01/24 ..........      1,900        2,149
7.75%      06/15/05 ..........      2,660        2,873
Time Warner Inc.
7.70%      05/01/32 ..........      2,210        2,573
Travelers Property
   Casualty Corp.
6.38%      03/15/33 ..........      3,160        3,299



                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
Turner Broadcasting System Inc.
8.38%      07/01/13 ..........     $6,595 $      8,004
TXU Energy Co.
7.00%      03/15/13 ..........      1,075        1,189(k)
Tyson Foods Inc.
7.25%      10/01/06 ..........      4,425        4,846
8.25%      10/01/11 ..........      2,145        2,496
Union Planters Bank NA
5.13%      06/15/07 ..........      3,560        3,761
United Dominion Realty Trust Inc.
6.50%      06/15/09 ..........      2,680        2,958
Univision Communications Inc.
7.85%      07/15/11 ..........      2,005        2,372
US Bank National Assoc.
2.85%      11/15/06 ..........      3,750        3,767
Vale Overseas Ltd.
9.00%      08/15/13 ..........      3,000        3,270
Valero Energy Corp.
6.88%      04/15/12 ..........        925        1,025
7.50%      04/15/32 ..........      2,180        2,420
VF Corp.
6.00%      10/15/33 ..........      3,005        2,991(b)
Wachovia Corp.
4.95%      11/01/06 ..........      5,350        5,674
Walt Disney Co.
6.75%      03/30/06 ..........      2,165        2,361
Washington Mutual Inc
5.63%      01/15/07 ..........      3,560        3,828
Waste Management Inc.
7.38%      08/01/10 ..........      3,295        3,795
Webster Bank
5.88%      01/15/13 ..........      2,750        2,864(b)
Wells Fargo & Co.
1.23%      10/01/04 ..........      6,000        6,004(i)
5.25%      12/01/07 ..........      5,725        6,130
Wendy's International Inc.
6.20%      06/15/14 ..........      1,945        2,110
Weyerhaeuser Co.
5.50%      03/15/05 ..........      5,815        6,043
6.00%      08/01/06 ..........      4,395        4,711
6.13%      03/15/07 ..........      1,970        2,134
7.38%      03/15/32 ..........      2,460        2,665
Wisconsin Energy Corp.
5.88%      04/01/06 ..........      3,400        3,638
TOTAL CORPORATE NOTES
   (COST $664,258) ...........                 689,533


------------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

                  GE S&S INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003



                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.3%

Bear Stearns Commercial
   Mortgage Securities
3.88%      08/13/39 ..........   $  6,696 $      6,637
4.68%      08/13/39 ..........      6,089        6,044
6.02%      02/14/31 ..........      3,657        4,006
Bear Stearns Commercial Mortgage
   Securities (Class B)
6.20%      02/14/31 ..........        475          521
Chase Commercial Mortgage
   Securities Corp.
6.39%      11/18/30 ..........      4,703        5,222
Citicorp Mortgage Securities Inc.
6.13%      08/25/32 ..........      3,714        3,775(i)
Crusade Global Trust (Class A)
1.36%      09/18/34 ..........      5,111        5,112(i,l)
CS First Boston Mortgage
   Securities Corp.
5.11%      09/15/34 ..........      1,239        1,311
5.44%      09/15/34 ..........      7,422        7,844
DLJ Commercial Mortgage Corp.
6.24%      11/12/31 ..........     13,103       14,483
First Horizon Asset Securities Inc.
6.25%      09/25/32 ..........      2,641        2,666
First Union-Lehman Brothers-
   Bank of America
6.56%      11/18/35 ..........      3,857        4,299
GMAC Commercial Mortgage
   Securities Inc.
6.42%      05/15/35 ..........      7,091        7,883
Granite Mortgages PLC.
1.34%      01/20/43 ..........      2,961        2,962(i)
Impac CMB Trust
1.42%      08/25/32 ..........      1,714        1,716(i)
Impac CMB Trust (Class A)
1.57%      11/25/32 ..........      4,782        4,791(i)
Interstar Millennium Trust
1.35%      10/23/33 ..........     10,000       10,000(b,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
4.92%      10/15/37 ..........      4,200        4,226(i)
6.47%      11/15/35 ..........      3,874        4,335
KSL Resorts
1.71%      05/15/13 ..........        700          700(b,i)
LB-UBS Commercial
   Mortgage Trust
4.06%      09/15/27 ..........      6,696        6,727(i)
4.16%      03/15/34 ..........     14,947          398(b,d,g,i)
4.93%      09/15/35 ..........      5,825        5,834(i)


                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
6.13%      12/15/30 ..........   $  1,777 $      1,955
6.23%      03/15/26 ..........      3,000        3,318
6.65%      11/15/27 ..........     13,422       15,179
7.30%      09/15/37 ..........     48,096          812(b,d,g,i)
8.90%      02/15/37 ..........     37,374        1,028(b,d,g,i)
10.57%     04/15/37 ..........     49,226        1,031(b,d,g,i)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16 ..........        750          833(b)
Master Alternative Loans Trust
5.00%      08/25/18 ..........      4,840          597(g)
Master Asset Securitization Trust
6.31%      09/25/32 ..........      1,814        1,836(i)
Morgan Stanley Capital I
5.01%      04/15/38 ..........      2,391        2,464
6.53%      03/15/31 ..........      5,252        5,860
7.11%      04/15/33 ..........      1,020        1,170
Morgan Stanley Capital I
   (Class D)
6.92%      07/15/30 ..........      2,000        2,257(i)
Morgan Stanley Dean
   Witter Capital I
3.49%      10/15/35 ..........     25,622          714(b,d,g,i)
3.61%      04/15/34 ..........     16,134          491(b,d,g,i)
5.72%      12/18/32 ..........         99          107
5.98%      02/15/31 ..........      2,019        2,137
6.39%      10/15/35 ..........      4,500        5,026
6.54%      02/01/31 ..........      1,387        1,542
Residential Asset
   Securitization Trust
1.05%      08/25/30 ..........      3,568           16(g,i)
Salomon Brothers Mortgage
   Securities VII
7.00%      07/25/24 ..........      5,656        5,307(i)
7.00%      07/25/24 ..........      7,175        6,810(i)
Structured Asset Securities Corp.
1.89%      02/25/28 ..........     18,386        1,103(g,i)
Thornburg Mortgage Securities
   Trust (Class A)
1.46%      04/25/43 ..........      2,944        2,930(i,l)
Wachovia Bank Commercial
   Mortgage Trust
1.58%      03/15/15 ..........      7,010        7,018(b,i)
1.68%      03/15/15 ..........      5,180        5,165(b,i)
2.06%      03/15/15 ..........      3,500        3,486(b,i)
TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATION
   (COST $190,970) ...........                 191,684


-------------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003



                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
SOVEREIGN BONDS -- 2.0%

Bahamas Government
   International Bond
6.63%      05/15/33 ..........     $2,575 $      2,692(b)
Canada Government
   International Bond
5.25%      11/05/08 ..........      1,465        1,593
Finland Government
   International Bond
4.75%      03/06/07 ..........      1,910        2,030
Italy Government
   International Bond
4.38%      10/25/06 ..........      3,645        3,819
4.63%      06/15/05 ..........      2,300        2,398
Mexico Government
   International Bond
4.63%      10/08/08 ..........      3,335        3,373
8.00%      09/24/22 ..........      2,105        2,294
8.13%      12/30/19 ..........      5,175        5,796
Ontario Electricity
   Financial Corp.
7.45%      03/31/13 ..........        465          565
Province of British Columbia
4.63%      10/03/06 ..........      4,370        4,607
Province of Manitoba
4.25%      11/20/06 ..........      5,830        6,088
Province of New Brunswick
3.50%      10/23/07 ..........      2,780        2,825
Province of Ontario
3.50%      09/17/07 ..........      3,780        3,840
5.13%      07/17/12 ..........        500          524
Province of Quebec
5.00%      07/17/09 ..........      4,720        4,999
Province of Saskatchewan
7.38%      07/15/13 ..........      1,855        2,253
8.00%      02/01/13 ..........      1,115        1,406
TOTAL SOVEREIGN BONDS
   (COST $49,537) ............                  51,102
TOTAL BONDS AND NOTES
   (COST $2,836,323) .........               2,874,924




                                NUMBER OF
                                   SHARES        VALUE
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.1%
------------------------------------------------------------

GEI Short-Term
   Investment Fund
   (COST $420,486)            420,485,985   $  420,486(j,l)

LIABILITIES IN EXCESS OF
   OTHER ASSETS, NET (26.1)% .                (680,793)
                                            -----------

NET ASSETS-- 100% ............              $2,614,617
                                            ===========


------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------

The GE S&S Income Fund had the following long futures contracts open at December 31, 2003:

                                   NUMBER    CURRENT
                  EXPIRATION         OF      NOTIONAL       UNREALIZED
DESCRIPTION           DATE       CONTRACTS     VALUE       APPRECIATION
-----------------------------------------------------------------------

U.S.Treasury
   Notes 10 yrs  March 22, 2004     236      $26,495          $ 434
U.S.Treasury
   Notes 5 yrs   March 22, 2004     282       31,478            430
                                                              -----
                                                              $ 864
                                                              =====


----------
See Notes to Schedules of Investments on page 21 and Notes to Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)


Information on the preceding performance pages relating to the GE S&S Program Mutual Fund and GE S&S Income Fund (each a "Fund" and collectively the "Funds") one year total return is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Index of stocks (S&P 500) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Standard & Poor's, S&P and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use.

   NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2003


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the GE S&S Program Disclosure Statement for more information about the Funds' investment objectives, policies, risks, and permissible investments.

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to $97,840, or 3.74%, of net assets for the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2003, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

(j) GE Asset Management Incorporated, ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

(k)   All or a portion of the security is out on loan.

(l) All or a portion of the security purchased with collateral from securities lending.

(m)   Step coupon bond. Interest rate shown reflects rate at December 31, 2003.

+     Percentages are based on net assets as of December 31, 2003.

ABBREVIATIONS:

ADR       --   American Depository Receipt

REMIC     --   Real Estate Mortgage Investment Conduit.

STRIPS    --   Separate Trading of Registered Interest and Principal of
               Securities

                                                            FINANCIAL HIGHLIGHTS

     SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEAR(S) INDICATED

GE S&S PROGRAM MUTUAL FUND                               2003          2002          2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...............      $35.13         $44.03        $49.66         $54.55         $57.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................        0.52           0.54          0.53           0.64           0.75
   Net realized and unrealized
      gains (losses) on investments ..............        7.82          (8.87)        (4.86)         (0.61)         10.46
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .........................        8.34          (8.33)        (4.33)          0.03          11.21
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................        0.53           0.54          0.53           0.64           0.75
   Net realized gains ............................          --           0.03          0.77           4.28          13.34
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................        0.53           0.57          1.30           4.92          14.09

NET ASSET VALUE, END OF YEAR .....................      $42.94         $35.13        $44.03         $49.66         $54.55
---------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN(A) ..................................      23.77%       (18.91)%       (8.73)%          0.06%         19.74%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) .............................  $3,939,274     $3,161,490    $3,972,726      $4,504,669    $4,931,680
   Ratios to average net assets:
      Net investment income ......................       1.38%          1.36%         1.14%           1.15%         1.17%
      Expenses ...................................       0.18%          0.13%         0.16%           0.09%         0.09%
   Portfolio turnover rate .......................         25%            32%           57%             40%           49%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.



------------
See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS

     SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEAR(S) INDICATED

GE S&S INCOME FUND                                       2003          2002          2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...............      $11.80        $11.25        $11.07         $10.70         $11.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................        0.47          0.55          0.69           0.74           0.70
   Net realized and unrealized
      gains (losses) on investments ..............        0.02          0.59          0.20           0.40         (0.80)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .........................        0.49          1.14          0.89           1.14         (0.10)
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income .........................        0.49          0.59          0.71           0.77           0.70
   Net realized gains ............................        0.10            --            --             --           0.03
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................        0.59          0.59          0.71           0.77           0.73

NET ASSET VALUE, END OF YEAR .....................      $11.70        $11.80        $11.25         $11.07         $10.70
---------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN(A) ..................................       4.29%        10.42%         8.26%         11.09%        (0.92)%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
   (in thousands) ................................  $2,614,617    $2,640,387    $2,444,416     $2,347,251     $2,584,794
   Ratios to average net assets:
      Net investment income ......................       3.96%         4.83%         6.12%          6.91%          6.35%
      Expenses ...................................       0.15%         0.13%         0.17%          0.12%          0.13%
   Portfolio turnover rate .......................        335%          300%          231%           229%           201%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.


------------
See Notes to Financial Statements.

  STATEMENTS OF ASSETS
  AND LIABILITIES DECEMBER 31, 2003 (AMOUNTS IN THOUSANDS)


                                                                                  GE S&S                    GE S&S
                                                                            PROGRAM MUTUAL FUND           INCOME FUND
ASSETS
   Investment in securities, at market*
       (cost $3,448,117 and 2,836,323, respectively) .........                  $3,897,601                $2,874,924
   Short-term Investments (at amortized cost) ................                     118,816                   420,486
   Income receivables ........................................                       3,631                    22,361
   Receivable for fund shares sold ...........................                          --                       181
   Receivable for total return swap ..........................                          --                       314
   Variation margin receivable ...............................                          --                        72

---------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...........................................                   4,020,048                 3,318,338
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ......................                          --                       213
   Payable upon return of securities loaned ..................                      78,186                    94,324
   Payable for investments purchased .........................                          --                   607,952
   Payable for fund shares redeemed ..........................                       1,058                        88
   Payable to GEAM ...........................................                       1,530                     1,125
   Other liabilities .........................................                          --                        19

---------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................                      80,774                   703,721
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................                  $3,939,274                $2,614,617
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...........................................                   3,645,317                 2,566,448
   Undistributed net investment income .......................                         418                     3,318
   Accumulated net realized gain (loss) ......................                    (155,945)                    5,386
   Net unrealized appreciation on:
       Investments ...........................................                     449,484                    38,601
       Futures ...............................................                          --                       864

---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................                  $3,939,274                $2,614,617
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00
   value respectively) .......................................                      91,749                   223,396
Net asset value per share ....................................                  $    42.94                $    11.70

* Includes $77,199 and $92,377 of securities on loan in the GE S&S Program Mutual Fund and GE S&S Income Fund, respectively.


------------
See Notes to Financial Statements.

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2003 (AMOUNTS IN THOUSANDS)

                                                                             GE S&S                      GE S&S
                                                                       PROGRAM MUTUAL FUND             INCOME FUND
INVESTMENT INCOME

   INCOME:
      Dividend ...............................................               $ 53,035                     $     --
      Interest* ..............................................                    786                      108,939
      Less: Foreign taxes withheld ...........................                   (156)                          --

---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................                 53,665                      108,939
---------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Administration expenses ................................                  3,693                        1,989
      Shareholder servicing agent expenses ...................                    519                          494
      Transfer agent expenses ................................                    885                          825
      Custody and accounting expenses ........................                    192                          261
      Professional fees ......................................                     35                           27
      Registration, printing, filing and
         miscellaneous expenses ..............................                    954                          301

---------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ............................................                  6,278                        3,897
---------------------------------------------------------------------------------------------------------------------------

   NET INVESTMENT INCOME .....................................                 47,387                      105,042
---------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ( LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ............................................                (32,427)                      54,333
      Futures ................................................                     --                       (3,737)
      Written options ........................................                     --                          250
      Swaps ..................................................                     --                        3,493
      Foreign currency related transactions ..................                     (1)                         449

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments ............................................                738,385                      (52,020)
      Futures ................................................                     --                        1,978
      Foreign currency related transactions ..................                      1                           --

---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
       on investments ........................................                705,958                        4,746
---------------------------------------------------------------------------------------------------------------------------

   NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS .......................................               $753,345                     $109,788
---------------------------------------------------------------------------------------------------------------------------

* Income attributable to securities lending activity, net of rebate, for GE S&S Program Mutual Fund and GE S&S Income fund was $135 and $1,256, respectively


------------
See Notes to Financial Statements.

  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (AMOUNTS IN THOUSANDS)

                                                                          GE S&S                      GE S&S
                                                                    PROGRAM MUTUAL FUND             INCOME FUND
                                                                    2003           2002          2003          2002
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..................................  $   47,387    $   48,283     $  105,042    $  122,392
      Net realized gain (loss) on investments, futures,
         written options, foreign currency related
         transactions and swaps ..............................     (32,428)     (100,782)        54,788        58,415
      Net increase (decrease) in unrealized appreciation/
         (depreciation)on investments, futures,
         written options, foreign currency
         related translations ................................     738,386      (703,548)       (50,042)       71,904
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ................     753,345      (756,047)       109,788       252,711
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..................................     (48,130)      (47,996)      (109,430)     (130,598)
      Net realized gains .....................................       --           (2,484)       (22,046)        --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................     (48,130)      (50,480)      (131,476)     (130,598)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ......................................     705,215      (806,527)       (21,688)      122,113
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ...........................     226,863       248,656        161,262       226,909
      Value of distributions reinvested ......................      44,098        46,032        128,850       122,184
      Cost of shares redeemed ................................    (198,392)     (299,397)      (294,194)     (275,235)
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ...........      72,569        (4,709)        (4,082)       73,858
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................     777,784      (811,236)       (25,770)      195,971

NET ASSETS
   Beginning of year .........................................   3,161,490     3,972,726      2,640,387     2,444,416
---------------------------------------------------------------------------------------------------------------------------
   End of year ...............................................  $3,939,274    $3,161,490     $2,614,617    $2,640,387
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF YEAR ........................  $      418    $    1,162     $    3,318    $     1,209
--------------------------------------------------------------------------------------------------------------------------

  CHANGES IN FUND SHARES
--------------------------------------------------------------------------------------------------------------------------

Shares sold by subscription ..................................       6,030         6,255         13,638        19,778
Issued for distributions reinvested ..........................       1,041         1,321         10,903        10,641
Shares redeemed ..............................................      (5,310)       (7,813)       (24,889)      (24,006)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES .......................       1,761          (237)          (348)        6,413
---------------------------------------------------------------------------------------------------------------------------


----------
See Notes to Financial Statements.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003


1.   ORGANIZATION OF THE FUNDS
The GE S&S Program Mutual Fund and GE S&S Income Fund (formerly named GE S&S Long Term Interest Fund) are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 62% of the GE S&S Program Mutual Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company.

2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING
Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securi-

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003

ties, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS
The GE S&S Income Fund may invest in futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS
The GE S&S Income Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003

realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS
As part of its investment strategy, the GE S&S Income Fund may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The GE S&S Income Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003


INCOME TAXES
(DOLLARS IN THOUSANDS)
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2003, information on the tax components of capital is as follows:

                                                                            NET TAX
                                                                           APPRECIATION/   UNDISTRIBUTED
                                                               NET TAX     DEPRECIATION      ORDINARY    UNDISTRIBUTED
                      COST OF       GROSS         GROSS       UNREALIZED  ON DERIVATIVES,    INCOME/       LONG-TERM
                     INVESTMENTS     TAX          TAX       APPRECIATION/    CURRENCY     (ACCUMULATED       GAINS/       POST
                       FOR TAX   UNREALIZED    UNREALIZED   (DEPRECIATION)   AND OTHER       ORDINARY    (ACCUMULATED   OCTOBER
                      PURPOSES  APPRECIATION  DEPRECIATION  ON INVESTMENTS  NET ASSETS         LOSS)     CAPITAL LOSS)   LOSSES
-------------------------------------------------------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund      $3,601,180   $537,611     $(122,374)      $415,237        $   1         $   418        $(121,699)     $--
GE S&S Income Fund   3,256,907     59,632       (21,129)        38,503           --           3,318            6,348       --

As of December 31, 2003, each Fund has a capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended December 31, 2003, GE S&S Income Fund utilized approximately $20,317 of capital loss carryover.

FUND                          AMOUNT            EXPIRES
--------------------------------------------------------
GE S&S Program
   Mutual Fund               $86,483            12/31/10
                              35,216            12/31/11

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2003 was as follows:

                    ORDINARY      LONG-TERM
                     INCOME    CAPITAL GAINS     TOTAL
------------------------------------------------------
GE S&S Program
   Mutual Fund     $  48,130    $      --     $ 48,130
GE S&S
   Income Fund       109,430       22,046      131,476

DISTRIBUTIONS TO SHAREHOLDERS
GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps and treatment of realized gains and losses on foreign currency contracts. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-divi-

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003

dend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES
Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

3.   LINE OF CREDIT
Effective December 17, 2003, and expiring December 15, 2004, the Funds share a revolving credit facility of up to $50 million with a number of their affiliates. The credit facility is with their custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Funds during the year ended December 31, 2003.

4.   AMOUNTS PAID TO AFFILIATES
     (DOLLARS IN THOUSANDS)

ADVISORY AND ADMINISTRATION EXPENSES
During 2003, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

Effective January 1, 2002, General Electric Capital International Services, an indirectly owned subsidiary of General Electric Company ("GECIS") began performing certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2003, $61 was charged to the GE S&S Program Mutual Fund and $54 to the GE S&S Income Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

5.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2003, were as follows:

                             PURCHASES           SALES
--------------------------------------------------------
GE S&S Program
   Mutual Fund              $   957,706      $   850,712
GE S&S Income Fund            9,992,506        9,674,090


OPTIONS
During the year ended December 31, 2003, the following option contracts were written:

                                    S&S INCOME FUND
                                 ----------------------
                                    NUMBER
                                 OF CONTRACTS   PREMIUM
-------------------------------------------------------
Balance as of December 31, 2002          --       $ --
Written                               1,539          1
Closed and Expired                  (1,539)        (1)
-------------------------------------------------------
Balance as of December 31, 2003          --       $ --
-------------------------------------------------------

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003


SWAP AGREEMENTS
Open swap transactions held by the GE S&S Income Fund consisted of the following as of December 31, 2003:
                                         NOTIONAL AMOUNT
--------------------------------------------------------

Total Return Swap with Morgan Stanley
Capital Services, Inc. on the investment
grade portion of the Lehman Brothers
Collateralized Mortgage Backed
Securities Index. Fund receives/pays the
positive/ negative return on the Index
and pays one month LIBOR minus 40 basis
points monthly, expires February 28,
2004.                                           $34,000

SECURITY LENDING
At December 31, 2003, the following Fund participated in securities lending:

                          LOANED SECURITIES      CASH
                          AT MARKET VALUE     COLLATERAL
--------------------------------------------------------
GE S&S Program
   Mutual Fund                 $77,200          $78,186
GE S&S Income Fund              92,556           94,324

                                                    INDEPENDENT AUDITORS' REPORT

KPMG
                                 [LOGO OMITTED]

THE BOARD OF TRUSTEES AND SHAREHOLDERS
GE S&S FUNDS:

We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Income Fund (the "Funds"), including the schedules of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Income Fund as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/KPMG LLP

Boston, Massachusetts
February 13, 2004

                                                      TAX INFORMATION, UNAUDITED

During the year ended December 31, 2003, the following GE S&S Fund paid to shareholders of record on December 24, 2003 the following long-term capital gains distributions:
                        FUND                                  PER SHARE AMOUNT
                        ------------------------------------------------------
                        GE S&S Income Fund                          $0.09994

$0.00942 of the long-term capital gains distribution made by the GE S&S Income Fund is designated as Qualified 5 Year Gains.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, $0.05528 of the long-term capital gains distribution made by the GE S&S Income Fund is attributable to gains realized after May 5, 2003. Additionally, 100% of the ordinary income distribution made by the GE S&S Program Mutual Fund has been designated as Qualified Dividend Income.

                                               ADDITIONAL INFORMATION, UNAUDITED


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
JOHN H. MYERS
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   58

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 17 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer and Director of GEAM since 1997, Director of GEAM since 1988, and Executive Vice President of GEAM - Fixed Income and Alternative Investments from 1988-1996; President, Chief Executive Officer and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM), Director of GEIC from 1987-2000, Executive Vice President - Fixed Income and Alternative Investments of GEIC from 1986-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Hilton Hotels Corporation since 2000; Laffer Investments since 2000; The Pebble Beach Company since 1999; GE Capital Services, Inc. since 1997; Building with Books since 2000; The Pension Managers Advisory Committee of the New York Stock Exchange since 1997; The Warburg Pincus Advisory Board since 1995; He is also a Trustee of Wagner College and Trustee of Elfun Funds and General Electric Pension Trust since 1986.

--------------------------------------------------------------------------------
DAVID B. CARLSON
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   46

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, Domestic Equities of GEAM since September 2003, Senior Vice President, Domestic Equities of GEAM from 1989 to 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2003.

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   54

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   57

POSITION(S) HELD WITH FUND   Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds and General Electric Pension Trust since 1987.

                                               ADDITIONAL INFORMATION, UNAUDITED


--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   48

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993

--------------------------------------------------------------------------------
ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Fixed Income and Director of GEAM since 1997; Executive Vice President - Fixed Income and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM); Senior Vice President - Taxable Fixed Income of GEAM and GEIC from 1990-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1997

--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   47

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993

--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   50

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1999


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefn.com/mutualfunds.com or on the SEC's website at http://www.sec.gov.

                                            GE S&S MUTUAL FUNDS' INVESTMENT TEAM

                               INVESTMENT ADVISER
GE Asset Management Incorporated


             PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET MANAGEMENT INCORPORATED
David B. Carlson, TRUSTEE, EXECUTIVE VICE PRESIDENT, DOMESTIC EQUITIES
Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT, MUTUAL FUNDS
Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT, INTERNATIONAL EQUITIES
Alan M. Lewis, TRUSTEE, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME
Geoffrey R. Norman, EXECUTIVE VICE PRESIDENT, MARKETING
Donald W. Torey, TRUSTEE, EXECUTIVE VICE PRESIDENT, PRIVATE EQUITIES AND REAL ESTATE
John J. Walker, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
William R. Wright, EXECUTIVE VICE PRESIDENT, GE INSURANCE



                               PORTFOLIO MANAGERS

GE S&S PROGRAM MUTUAL FUND                                    GE S&S INCOME FUND
Team led by David B. Carlson                                  Team led by Robert A. MacDougall


                              INDEPENDENT AUDITORS

KPMG LLP


                                    CUSTODIAN

State Street Bank & Trust Company


                           SHAREHOLDER SERVICING AGENT

Address all inquiries INSIDE the Program to:                  Address all inquiries OUTSIDE the Program to:
   GE S&SP Transaction Processing Center                         GE Mutual Funds
   P.O. Box 44079                                                P.O. Box 219631
   Jacksonville, FL 32231-4079                                   Kansas City, MO 64121-9631

                                                            SHAREHOLDER SERVICES

                 DAILY VALUE, YIELDS/PERFORMANCE: 1-800-843-3359



                      INSIDE THE SAVINGS & SECURITY PROGRAM

                  Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:


              GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313


                            OR VISIT BENEFITS.GE.COM


                     OUTSIDE THE SAVINGS & SECURITY PROGRAM

                  If shares of Program Mutual and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:


           GE ASSET MANAGEMENT -- SHAREHOLDER SERVICES: 1-800-242-0134

                       OR VISIT WWW.GEFN.COM/MUTUAL FUNDS

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link: www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Constantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Constantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $11,351.02 in 2002 and $12835.44 in 2003.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and
services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the "Funds") Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(a)	The Audit Committee shall pre-approve the selection of the
Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including:
(i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees
charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in
Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with
the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate.  The Auditor shall report directly to the Audit
Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's
financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and
(ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the
Fund's financial statements;
(f)	to report all non-audit services that do not require Audit
Committee pre-approval and are provided to certain affiliated persons of the Fund, including:  (1) the Fund's investment adviser or sub-advisers
(but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser),
(2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of
Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the
Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60?day period.
3.	Change in Accounting Principles.  The Audit Committee shall
consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.
The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit
Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee
shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.
(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2002 or 2003 for audit related, tax or other services as indicated in sections (b) through
(d) of this Item.
(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the
Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $281,896 in 2002 and $154,897 in 2003.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates after May 6, 2003 that were not pre-approved.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

	     NOT REQUIRED

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

The Fund understands from consultations with the staff of the SEC that, because the Fund is not required under
Section 30 of the 1940 Act to prepare and file a semi-annual report for the current period, its certifying officers are not required to (a) conduct an evaluation of the Fund"s disclosure controls and procedures for the current period and
(b) disclose their conclusions regarding such evaluation and the effectiveness of the Fund"s disclosure controls and procedures.

There were no significant changes in the registrant"s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 10.  EXHIBITS.

Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of John H. Myers and Robert Herlihy as principal executive officer and principal financial officer, respectively.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC S&S INCOME FUND

By:   /S/JOHN H. MYERS
      John H. Myers
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 08, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/JOHN H. MYERS
      John H. Myers
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 08, 2004

By:   /S/ROBERT HERLIHY
      Robert Herlihy
      TREASURER, S&S INCOME FUND

Date:  March 08, 2004